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                                                                   Exhibit 10.21
LEASE TERMINATION AGREEMENT AND RELEASE

               This Lease Termination Agreement and Release ("AGREEMENT") is entered into as of March ___, 1997, between KYUNG YONG LEE and YUN CHO LEE, husband and wife ("LEES"), as community property, JAE MIN CHA and CE CIL CHA, husband and wife ("CHAS"), as community property, PYUNG SUN KIM and KOOK JUNG KIM, husband and wife ("KIMS"), as community property, and WSI FUND, INC., doing business as and collectively referred to herein as WILSHIRE SHATTO GROUP ("WSG") on the one hand, and COMPUTER LEARNING CENTERS, INC. ("CLC"), on the other hand. WSG and CLC are sometimes hereinafter referred to as "THE PARTIES".

                                 R E C I T A L S :

               This AGREEMENT is made with respect to the following facts:

               A. WSG are the true owners of certain property located at 3130 Wilshire Boulevard, Los Angeles, California ("PROPERTY"), and are the current landlords under that certain lease dated July 26, 1988 affecting a portion of the PROPERTY.

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               B.   CLC is the tenant of such portion of the PROPERTY
pursuant to such lease.

               C. The July 26, 1988 lease has been amended by a series of amendments, the last which is described as "Seventh Amendment To Lease" and is dated August 23, 1996. True and correct copies of the said lease and all Amendments thereto are attached to this AGREEMENT as Attachment "A" and are incorporated herein and are sometimes herein referred to as "THE LEASE AGREEMENT".

               D. The Parties acknowledge that, subject to this AGREEMENT, the terms of THE LEASE AGREEMENT are mutually enforceable until its expiration date, as provided below.

               E. THE PARTIES desire to provide in this AGREEMENT for the termination of THE LEASE AGREEMENT prior to its current expiration date, subject to and in accordance with the terms and conditions set forth in this AGREEMENT.

               F. This AGREEMENT is not intended to, and does not in fact, adversely affect any rights and remedies of THE PARTIES under THE LEASE AGREEMENT, all of which rights and remedies are hereby expressly reserved, which accrue after the date of this AGREEMENT and prior to the termination of THE LEASE AGREEMENT as provided below.

               NOW, THEREFORE, in consideration of the foregoing facts and the terms and conditions set forth herein, WSG and CLC agree as follows:

                         Incorporation of Recitals.  The foregoing Recitals
are incorporated


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herein by reference.

                         Consideration.

                                          Payment by CLC.  CLC agree to
                                          pay to WSG the sum of Five
                                          Hundred Thousand Dollars
                                          ($500,000).  CLC shall pay as
                                          follows:

                             Concurrently with the full execution hereof, CLC
                                          shall deliver to WSG a check
                                          payable to the order of WSG in the
                                          amount of Two Hundred Fifty
                                          Thousand Dollars ($250,000).

                                          No later than ninety days
                                          after the full execution
                                          hereof, CLC shall deliver to
                                          WSG a check payable to the
                                          order of WSG in the amount of
                                          One Hundred Thousand Dollars
                                          ($100,000).

                                           No later than September 30,
                                           1997, CLC shall deliver to WSG
                                           a check payable to the order
                                           of WSG in the amount of One
                                           Hundred Fifty Thousand Dollars
                                           ($150,000).


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                                           No later than September 30,
                                           1997, CLC shall pay to WSG
                                           interest that accrues after
                                           full execution hereof on any
                                           unpaid balance of the above
                                           stated Five Hundred Thousand
                                           Dollars ($500,000) at an
                                           annual rate of nine percent
                                           (9%).

                         Security Deposit under THE LEASE AGREEMENT.  Upon
full execution of this AGREEMENT, in addition to CLC's payment of the Five Hundred Thousand Dollars ($500,000) plus interest, as stated above under a) Payment by CLC, CLC shall lose all of its rights, remedies and/or claims against WSG for the Security Deposit under THE LEASE AGREEMENT in the amount of Thirty-One Thousand Three Hundred Ninety-One Dollars and Twenty-five Cents ($31,391.25). The said Security Deposit shall be used by WSG in repair and restoration of the PROPERTY.

                         Early Termination.  Effective upon execution of this
AGREEMENT, the term of THE LEASE AGREEMENT, which expires on September 30, 1998, is hereby amended to expire instead on September 30, 1997. In addition, CLC shall have the option to extend such term by one month after the September 30, 1997 termination date, exercisable by written notice to WSG on or before September 15, 1997. If CLC exercises the said option, CLC shall pay in advance a separate rent fee to WSG for the extension in the amount of Fifty-Five Thousand Eight Hundred Eighty-four Dollars ($55,884) and CLC shall vacate the PROPERTY by October 31, 1997.

                         General Release.  Except for claims under the
provisions of Article 11 of THE

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LEASE AGREEMENT and Section 2 of the Addendum thereto dated July 1988, which shall continue in effect until and after termination of THE LEASE AGREEMENT, and except for such rights as are created or preserved herein, each of THE PARTIES hereby releases and forever discharges the other, and its assignees, transferees, principals, partners, officers, directors, shareholders, employees, servants, subsidiaries, parents, heirs, successors, agents, insurance carriers, attorneys and representatives, from any and all claims, disputes, demands, damages, debts, liabilities, obligations, contracts, agreements, causes of action, suits, and costs, of whatever nature, character or description, whether known or unknown, anticipated or unanticipated, which each may have or may hereafter have or claim to have against the other by reason of any cause, or thing whatsoever occurring, done, omitted, or suffered to be done prior to the date hereof arising from and/or regarding THE LEASE AGREEMENT (collectively, "CLAIMS").

                         Intention of the Parties.  It is the intention of
the parties that this AGREEMENT shall be effective as a full and final accord and satisfactory release of all CLAIMS. In furtherance of this intention, the Parties acknowledge that each is familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

                    "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with this debtor.

               CLC and WSG hereto waive and relinquish any rights and benefits which they may have under Section 1542. CLC and WSG acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to THE LEASE AGREEMENT or the subject matter of this AGREEMENT, but it is their intention


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to fully and finally and forever settle and release any and all Claims, known or unknown, suspected or unsuspected, which do now exist, may exist or prior to the date hereof have existed between them in connection with THE LEASE AGREEMENT. In furtherance of this intention, the releases herein shall be and remain in effect as full and complete general releases notwithstanding the discovery or existence of any such additional or different facts.

               CLC and WSG, and each of them, warrant and represent to one another that the effect and import of the provisions of Section 1542 have been fully explained to them by their attorneys.

                         Ownership of Claims.  CLC and WSG, and each of them,
               warrant and represent that they are the only persons or entities which have any interest in any of the matters herein released, and that none of such CLAIMS, causes of action, costs or demands, or any part thereof, have been assigned, granted or transferred in any way to any other person.

                         Alterations.  Landlord agrees that, notwithstanding
               anything to the contrary in THE LEASE AGREEMENT, Tenant shall not be required to remove, or pay for the removal of, any alterations, additions or improvements made to the PROPERTY during the term of THE LEASE AGREEMENT.

                         Survival.  The provisions of Article 11 of THE LEASE
               AGREEMENT and Section 2 of the Addendum thereto dated July 1988 shall survive the termination of THE LEASE AGREEMENT provided for in this AGREEMENT with respect to any claims or liability arising from events


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               or circumstances occurring prior to such termination.

                         Fees and Costs.  CLC and WSG, and each of them, agree
               to bear their own costs and attorney's fees incurred with respect to the EARLY TERMINATION, described above, and the preparation of this AGREEMENT.

                         Severability.  If any provision of this AGREEMENT shall
               be adjudged by a Court to be void and/or unenforceable, the same shall in no way affect: (a) any other provision in this AGREEMENT; and (b) the validity and/or enforceability of the AGREEMENT as a whole.

                         Entire Agreement.  This AGREEMENT contains the entire
               understanding and agreement between THE PARTIES with respect to the matters referred to herein. No other representations, covenants, undertakings and/or other prior or contemporaneous agreements, oral or written, respecting such matters, which are not specifically incorporated herein, shall be deemed in any way to exist or bind any of THE PARTIES. Each of THE PARTIES acknowledges that it has not executed this AGREEMENT in reliance on any such representation, covenant, undertaking and/or other agreement.


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                         Binding on Successors and Others.  This AGREEMENT and
               the covenants and conditions contained herein shall apply to, be binding upon, and inure to the benefit of the respective administrators, executors, heirs, trustees, legal representatives, assignees, successors and agents of THE PARTIES.

                         Construction.  THE PARTIES participated jointly in the
               preparation of this AGREEMENT. Each party to this AGREEMENT has had the opportunity to review, comment upon, and redraft this AGREEMENT. It is agreed that no rule of construction shall apply against any party and/or in favor of any party. This AGREEMENT shall be construed as if THE PARTIES jointly prepared this AGREEMENT and any uncertainty or ambiguity shall not be interpreted against any one party. This AGREEMENT is to be performed in Los Angeles County, California and be interpreted, enforced and governed by and under the laws of the State of California.

                         Venue and Jurisdiction.  Any litigation arising from
               this AGREEMENT shall be instituted in the Los Angeles County Superior Court, and THE PARTIES hereby stipulate and confer venue and jurisdiction over them for the purpose of resolving any disputes under this AGREEMENT.

                         Modification.  This AGREEMENT shall not be modified
               except by written agreement executed by THE PARTIES.

                         Attorney's Fees.  Should suit be brought to enforce or
               interpret any part of this AGREEMENT, the "prevailing party" shall be entitled to recover, as an element of costs of suit and not


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               as damages, reasonable attorney's fees to be fixed by the
               Court. A party not entitled to recover his, her, or its costs shall not be entitled to recover attorney's fees. No sum for attorney's fees shall be counted and calculated in the amount of a judgment for the purpose of determining if a party is entitled to recover costs or attorney's fees.

                         Further Documents.  CLC and WSG shall execute and
               deliver all documents and perform all further acts that may be reasonably necessary to effectuate the provisions of this AGREEMENT.

                         Counterparts.  This AGREEMENT may be executed in any
               number of original counterparts. Any such counterpart, when executed, shall constitute an original of this AGREEMENT, and all such counterparts together shall constitute one and the same AGREEMENT.

                         Notices.  Any notices and/or correspondence pursuant to
               this AGREEMENT shall be sent via facsimile with confirmation sent by mail to the parties as follows:

               If to CLC:          COMPUTER LEARNING CENTERS, INC.
                                   c/o Mr. Charles L. Cosgrove
                                   11350 Random Hills Road, Suite 240
                                   Fairfax, Virginia  22030
                                   Fax No.:  (703) 359-8225

               With a Copy to:     Thomas L. Hanavan, Esq.
                                   DONAHUE, GALLAGHER, WOODS & WOOD
                                   300 Lakeside Drive, Suite 1900
                                   Oakland, California  94612-3570
                                   Fax No.: (510) 832-1486

               If to WSG:          WILSHIRE SHATTO GROUP
                                   c/o Mr. Jonathan Kim
                                   3130 Wilshire Boulevard, Suite 400
                                   Los Angeles, California  90010


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                                   Fax No.: (213) 386-2279

               With a Copy to:     Robert M. Kim, Esq.
                                   LAW OFFICES OF ROBERT M. KIM
                                   800 Wilshire Boulevard, Ste. 530
                                   Los Angeles, California  90017
                                   Fax No.: (213) 489-9705


                         Advice of Counsel.  CLC and WSG, and each of them,
               acknowledge that they have been represented by counsel of their own choice in the negotiations leading up to the execution of this AGREEMENT and that they have read this AGREEMENT and have had it fully explained to them by their counsel.

                         Powers and Authority.  CLC and WSG, and each of them,
               warrant and represent that the execution, delivery and performance hereof are within their powers and authority, and all requisite action and other steps have been taken by the appropriate governing body, board, partners or group, to obtain due authorization thereof pursuant to any and all organizational documents of each party; and this AGREEMENT constitutes the valid and binding obligation of THE PARTIES, and each of them, enforceable in accordance with its terms.

                         No Conflicting Laws.  CLC and WSG, and each of them,
               warrant and represent that the execution and delivery of this AGREEMENT will not, with or without the giving of notice or passage of time, or both: (a) conflict with or violate any law, statute, rule, regulation or administrative order to which THE PARTIES, and each of them, are subject or by which the assets of THE PARTIES, and each of them, are bound or affected; (b) violate any judgment, order, writ or decree of any court or administrative body in any suit or proceeding to which THE PARTIES, and each of them, is a party;


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                (c) conflict with the terms of any charter or other
                organizational document of THE PARTIES, and each of them, or to which CLC or WSG is a party; or (d) result in a breach of or default under any material agreement, commitment, contract or other material instrument to which CLC or WSG is a party or by which any of the assets of CLC and/or WSG are bound or affected.

                         Freely and Voluntarily.  In negotiating, executing and
               carrying out the provisions hereof, THE PARTIES, and each of them: (a) have at all times acted freely and voluntarily and of its own accord, and without duress or coercion of any kind, and
               (b) have not relied upon, and are not relying upon, the continuing existence or effectiveness of any agreement, document, instrument or covenant to which CLC or WSG is a party, or any security therefor.

                         Time of the Essence.  Time is of the essence of this
               AGREEMENT.

                         Authority.  The person signing below on behalf of CLC,
               and the person signing below on behalf of WSI Fund, Inc., represents and warrants that he has the requisite authority to bind the party on whose behalf he is signing.

                         No Third Parties Benefitted.  This AGREEMENT is made
               and entered into for the benefit of THE PARTIES, and the persons and entities referenced in Paragraph 11 above, and no other person or entity shall have any rights hereunder.

                         Survival of Representations and Warranties.  All
               representations and warranties of the


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               respective parties contained herein shall be deemed to be
               material and shall survive the execution and delivery (or termination) of this AGREEMENT.


                                 COMPUTER LEARNING CENTERS, INC.

Dated: March __, 1997            By:
                                    ---------------------------------
                                     CHARLES L. COSGROVE
                                     Vice President
                                                                "CLC"

Dated: March __, 1997            ------------------------------------
                                 KYUNG YONG LEE

Dated: March __, 1997            ------------------------------------
                                 YUN CHO LEE

Dated: March __, 1997            ------------------------------------
                                 JAE MIN CHA

Dated: March __, 1997            ------------------------------------
                                 CE CIL CHA

Dated: March __, 1997            ------------------------------------
                                 PYUNG SUN KIM

Dated: March __, 1997            ------------------------------------
                                 KOOK JUNG KIM

                                 WSI FUND, INC.

                                 By:
                                    ---------------------------------
                                                                "WSG"
APPROVED AS TO FORM AND CONTENT:


Dated: March __, 1997            LAW OFFICES OF ROBERT M. KIM

                                 By:
                                    ---------------------------------
                                    Robert M. Kim, Attorney for WSG

Dated: March __, 1997            DONAHUE, GALLAGHER, WOODS & WOOD

                                 By:
                                    ---------------------------------
                                     Thomas L. Hanavan,
                                     Attorneys for CLC